EX-99.906.CERT

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Certified Shareholder Report of the MML Series Investment Fund (the “Trust”) on Form N-CSR for the period ending December 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (“the Report”), the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Date:	2/21/2024	/s/ Paul LaPiana
Paul LaPiana President and Principal Executive Officer

This certification is being furnished to the Commission solely pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

EX-99.906.CERT

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Certified Shareholder Report of the MML Series Investment Fund (the “Trust”) on Form N-CSR for the period ending December 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (“the Report”), the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Date:	2/21/2024	/s/ Renee Hitchcock
Renée Hitchcock Treasurer and Principal Financial Officer

This certification is being furnished to the Commission solely pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

I, Courtney R. Taylor, in my capacity as Secretary of the American Funds Insurance Series (“AFIS”), certify that in compliance with Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, the Principal Executive Officer and Treasurer of AFIS intend to certify to the U.S. Securities and Exchange Commission (“SEC”) with respect to the attached PDFs of the Series (Quarterly, Semi-annual or Annual) report. MML Series Investment Fund may rely on these certifications, which will be made in connection with AFIS’ filings with the SEC on forms N-CSR and N-PORT, which can be found at https://www.sec.gov/cgi-bin/browse-edgar?action=getcompany&CIK=0000729528&owner=include&count=40.

/s/ Courtney R. Taylor	February 13, 2024
Courtney R. Taylor	Date
American Funds Insurance Series